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Exhibit 99.1

GCO Education Loan Funding Trust-I
Statements to Noteholders
For the period ending April 30, 2005

        Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer's knowledge. In some circumstances, certain expenses have been accrued.

        12.04(a)    the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—

$—

        12.04(b)    the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$132,354
A-2AR Notes	182,632
A-3AR Notes	240,722
B-1AR Notes	36,478
A-1L Notes	—
A-4AR Notes	74,418
A-5AR Notes	128,800
B-2AR Notes	18,978
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	245,833
B-3AR Notes	63,542

$1,123,757

        12.04(c)    the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

        12.04(d)    the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$749,841,397

        12.04(e)    the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$55,250,000
A-2AR Notes	72,250,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	83,524,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	140,000,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000

$875,024,000

        12.04(f)    the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	3.040%
A-2AR Notes	3.120%
A-3AR Notes	3.330%
B-1AR Notes	3.200%
A-1L Notes	2.873%
A-4AR Notes	3.050%
A-5AR Notes	3.280%
B-2AR Notes	3.350%
A-2L Notes	2.972%
A-3L Notes	3.022%
A-6AR Notes	3.040%
B-3AR Notes	3.400%

        12.04(g)    the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	99,225

        12.04(h)    the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	90,708
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

        12.04(i)    the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$6,131,616	1,669,726	7,801,342

    Of the total amount recovered above, $595,749.39 was in-transit as of 04-30-05, and was received in early May.

        12.04(j)    the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$8,806,970	393,030

Acquisition Fund:

        12.04(k)    the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$748,380

Total	$748,380

        12.04(l)    the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

        12.04(m)    the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

        12.04(n)    the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

        12.04(o)    the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0—30 days *	267	$8,084,163
31—60 days	374	12,577,077
61—90 days	185	6,516,781
91—120 days	132	4,887,872
Over 120 days	172	5,992,511
Claims filed	25	1,034,647

	1,155	$39,093,051

*
One subservicer does not provide information on delinquent loans that may fall in the 0—30 day catergory.

        12.04(p)    the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$20,668,055	$39,533	$20,707,588
Reserve Fund	8,806,970	22,372	8,829,342
Acquisition Fund	72,357,843	178,411	72,536,254
Redemption Fund	437,401	135	437,536
Student Loan Receivable	749,841,397	6,421,229	756,262,626

Total	$852,111,666	$6,661,679	$858,773,346

Class	Balance	Accrued Interest	Total
A-1AR Notes	$55,250,000	$51,321	$55,301,321
A-2AR Notes	72,250,000	25,047	72,275,047
A-3AR Notes	50,000,000	9,250	50,009,250
B-1AR Notes	14,000,000	4,978	14,004,978
A-1L Notes	83,524,000	426,623	83,950,623
A-4AR Notes	32,000,000	51,511	32,051,511
A-5AR Notes	60,000,000	142,133	60,142,133
B-2AR Notes	8,000,000	14,144	8,014,144
A-2L Notes	140,000,000	531,704	140,531,704
A-3L Notes	235,000,000	907,518	235,907,518
A-6AR Notes	100,000,000	143,556	100,143,556
B-3AR Notes	25,000,000	40,139	25,040,139

	$875,024,000	$2,347,923	$877,371,923

        12.04(q)    the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	1,627	71,727,423	9.57%
Financed Student Loans in deferment	3,220	117,456,801	15.66%

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GCO Education Loan Funding Trust-I Statements to Noteholders For the period ending April 30, 2005